UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1652
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period:  June 30, 2022

Item 1. Report to Stockholders.

(a)

Palm Valley Capital Fund

Investor Class – PVCMX

SEMI-ANNUAL REPORT
June 30, 2022

PALM VALLEY CAPITAL FUND

INVESTMENT PERFORMANCE (%) as of June 30, 2022

	Total Return				Annualized Return
	Inception	Quarter	YTD	1 Year	3 Year	Inception
Palm Valley Capital Fund	4/30/19	-0.74%	1.18%	0.14%	7.98%	7.78%
S&P SmallCap 600 Index		-14.11%	-18.94%	-16.81%	7.30%	6.25%
Morningstar Small Cap Index		-16.44%	-21.61%	-21.68%	4.24%	3.58%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be higher or lower than the performance quoted. Performance of the Fund current to the most recent quarter-end can be obtained by calling 904-747-2345.

As of the most recent prospectus, the Fund’s gross expense ratio is 1.83% and the net expense ratio is 1.30%. Palm Valley Capital Management has contractually agreed to waive its management fees and reimburse Fund operating expenses through at least April 30, 2023.

The Jerome Gambit

“I’m playing chess while everyone else is playing checkers.  That’s why I always lose.”
– Josh Stern, Author

July 1, 2022

Dear Fellow Shareholders,

Within a month of its October 2020 release, The Queen’s Gambit became Netflix’s most-watched miniseries ever.  The show was set in the 1950s and 60s and followed a young woman’s ascension to the pinnacle of the chess world.  In chess, a gambit is when a player sacrifices a pawn during the game’s opening to gain some advantage.  The Queen’s Gambit is the most popular sacrifice and is designed to help win control of the powerful center squares of the board.  Black can capture the undefended white pawn on c4 but will relinquish its controlling position on the d5 center square.  They must decide whether to accept the Queen’s Gambit for an immediate slight lead in material (+1 pawn) or decline the gambit in the interest of their overall strategic position.

Luck plays no part in chess.  The better player almost always wins.  After four moves apiece for white and black, there are over 288 billion different

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potential positions on a chess board.  Experienced players quickly find the best moves when the possibilities seem endless.  Investing, on the other hand, can involve a great deal of luck, particularly in the short run.  After four rounds of QE and its glorious afterglow, investors have seen one reliable move—buy the dip—because the Fed has had their backs.  If the game was checkers, it’s been an effortless quadruple jump capture—jump diagonally and take, jump again and take, and take, and take again.  Easy-peasy.

Investors’ faith in central banks is currently being tested by the highest U.S. inflation in over 40 years.  The surging cost of living is causing hardship for many Americans, and the President has instructed the Fed to fix the problem.  Although Fed members have promised to continue raising interest rates until inflation is under control, their goalposts for achieving success are unclear.  Will they be satisfied by declining inflation, even if it remains elevated?  While pricking the grand asset bubble via rate hikes may be a surefire way to temper inflation, the economic consequences of cratering asset prices could be severe.  The Fed, all too happy to collect accolades for helping to keep stocks, bonds, and real estate prices high, is now confronted with the harsh reality of raising rates in a slowing, highly leveraged economy.  They’re praying for a soft landing.  The Fed Gambit has been that inflation would cool before they had to meaningfully tighten monetary policy.

The Fed didn’t begin raising interest rates above zero until the Consumer Price Index hit 8%—the slowest response ever.  The CPI reached a multidecade high of 8.6% in May, prompting the languid Fed to upsize its June rate increase from 50 to 75 basis points in a last-minute attempt for political cover.  At the press conference, Chairman Jerome Powell said future 75 basis point hikes would be unusual, that he sees no signs of a recession, and that inflation is mostly Russia’s fault.  He’s shifted from buying time (“inflation is transitory”) to the blame game (“we can’t control it”).  Within a week of the Fed’s June meeting, bond yields began to collapse, as the market started planning for a Fed pivot.  Equities rallied as investors’ zest for low rates outweighed fears of an economic downturn.

Believe it or not, there is a Jerome Gambit in chess, which has been dubbed “unsound,” “extremely aggressive,” and according to the popular YouTube channel Chess Vibes, it’s one of the 7 worst openings.  Commented Chess Vibes founder Nelson Lopez, who is a chess master, “I do not recommend the Jerome Gambit, although to be completely honest with you guys, I have played this myself from time to time, and it is kind of fun.”  The Jerome Gambit: it’s all fun and games until someone loses control of an economy.

If we avoid a recession in the U.S., will it be for the right reasons?  More debt, QE, and malinvestment are not the ticket to sustainable investment performance, in our opinion.  For speculators with a short time horizon, that may not matter.  For long-term investors aiming to avoid substantial impairments to their portfolios, it may be all that matters.  There are many investors who would interpret one declining CPI print as a reason to rush back into stocks, since an

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end to rate increases could be on the horizon.  For better or worse, we’ve drawn our line in the sand: Palm Valley will only deploy capital when we believe a stock meets our double-digit required return threshold using normalized assumptions for operating performance.

We believe there is confusion regarding the severity of current market conditions.  Undoubtedly, cryptocurrencies, SPACs, and other investment baubles have been smashed.  Stock prices are well off their highs, with technology and small cap stocks suffering the steepest declines.  However, in our opinion, the all-time high prices achieved last year reflected an unprecedented asset bubble, which was fueled by near zero interest rates and record government spending.  Although we are grateful for lower equity prices as we search for undervalued names, we do not believe the drawdowns experienced so far have created extensive small cap opportunities.  Although there seem to be pockets of value forming, most small cap valuations remain above historical norms.  Furthermore, for certain industries, like banks and retailers, trailing profitability is much higher than pre-pandemic levels.  We think this is creating the appearance of value where there is none, since we anticipate lower earnings for many of these firms.

Currently, two-thirds of the nonfinancial members in the Russell 2000 Index are either unprofitable or trade above 20x EV/EBIT.  We use 20x EBIT (operating profit) as an arbitrary cutoff for an exorbitant valuation, although this doesn’t necessarily apply to high growth businesses.  We don’t typically invest in younger, rapid growth companies due to the difficulty in discerning their normalized earnings power.  We like growth, but we won’t pay up for it, and usually you must.

We prefer to play in the sub 10x EV/EBIT sandbox, where normalized EBIT is used as our guidepost.  Naturally, it’s more labor-intensive to gauge normalized earnings than to use trailing profits, so others’ shortcuts can lead to opportunities for enterprising investors.  Although it varies depending on capital intensity, tax rates, and leverage, a stock trading at a double-digit EBIT multiple is typically also selling for more than 15x normalized free cash flow.  We often value businesses at a mid-teens unlevered free cash flow multiple.  Since we require a discount to our estimated fair value before buying, we’re usually targeting companies that are trading below 10x their normalized operating profit.

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Today, the percentage of small caps selling for less than 10x trailing EBIT (16.8%) is greater than most periods over the last ten years.  The proportion is not quite as high as during the pandemic’s onset, and it’s far less than we saw in 2008 and 2009, but on the surface, it appears to be a promising sign for value investors.  Valuations are heading in the right direction.  Prices have fallen, with most small caps down over 20% from their 2021 peaks.  Earnings, on the other hand, are extremely strong for profitable companies.  In fact, the median EBIT growth since 2019 for small caps in the sub 10x EV/EBIT bucket is an astonishing 194%.  If a company has nearly tripled its profits over two years, we would certainly want to assess the sustainability of its earnings.

Industries with a large presence in the “cheap” bucket include homebuilders, building materials, recreational vehicles, retailers, energy, shipping, transportation, chemicals, and steel.  These are highly cyclical businesses benefitting from favorable conditions.  In some cases, such as the energy industry, you could argue that newfound spending discipline and global supply constraints could extend the duration of their upcycle.  For other industries, like retail, it’s not difficult to draw a direct line between stimulus payments and asset bubbles and their strong operating performance.  Mature consumer discretionary businesses in the Russell 2000 reported over twice the profits in the last twelve months versus the comparable period two years earlier.

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Banks in the Russell 2000 Index have a median P/E of only 10x, which significantly flatters overall value index multiples.  Prior to 2021, 2019 was the strongest year ever for small cap bank profitability.  The median bank P/E using dated 2019 earnings is 15x.  The average bank is trading at a 50% premium to book value, and very few are selling for less than their tangible equity.  Book value for the lenders is tethered not only to bonds they own that have been bruised in 2022, but also to their large commercial real estate (CRE) loan books, which have not yet experienced significant losses this cycle.  CRE loans account for 244% of the shareholders’ equity of small domestically chartered banks (below the top 25), according to the Federal Reserve, versus only 57% for large lenders.  Including residential, real estate loans represent 361% of small banks’ equity.  Should higher interest rates cause real estate values to wobble, small cap banks could be vulnerable.

There are those making the case for small caps by referencing their P/E ratios versus large caps.  The adjacent chart seems convincing, showing the ratio of small to large company estimated price-to-earnings at its lowest point since the tech bubble imploded.  Using trailing instead of estimated earnings exhibits the same trends.  However, basing a bull case for small stocks on this relative relationship is wrong, in our opinion.

First, large companies, as represented by the S&P 500, have been trading near their highest valuations in history outside of the tech bubble.  Second, SmallCap 600 earnings are skewed by financials, which account for 35% of index earnings versus 23% for the S&P 500.  This, combined with the profitability requirement for inclusion into the SmallCap 600, means moneymaking companies are overrepresented compared to the small cap universe at large.  Third, earnings of profitable small caps have been on a tear, with SmallCap 600 earnings per share (EPS) up 300% from their 2007 pre-credit crisis peak versus a 120% rise in EPS for large caps (S&P 500) over the same period.  Profits received a booster shot from 2018 tax reform, plummeted during the onset of COVID, and surged to new heights in the wake of Uncle Sam’s mega stimulus.

Trailing EPS for the SmallCap 600 are currently 80% above the pre-COVID peak.  That leap from what was considered a very strong economy is not sustainable, in our view.  Despite robust earnings, the median P/E for SmallCap 600 index members is still a generous 18x, and 21x for nonfinancials.  That’s far from cheap even if current earnings were normalized.

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Lastly, forward earnings estimates are unreliable, especially during periods of economic volatility.  It took five years for actual SmallCap 600 earnings to catch up to the consensus forward estimates from January 2008, and EPS growth prior to that time was far more tepid than recent growth, as you can see in the chart above.  Additionally, the EPS we’re showing excludes abnormal losses.  In other words, we’re being generous, since including all the bad stuff (which is concentrated in a small minority of firms) would reduce aggregate trailing EPS by 20%!  To summarize: we don’t use relative valuation as a basis for investment, and we believe the earnings of many small caps are likely to decline from current inflated levels.

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Kermit the Frog once sang that it’s not easy being green.  That goes for anyone managing money in 2022.  For the six months ending June 30, 2022, the Palm Valley Capital Fund gained 1.18%, while the S&P SmallCap 600 and Morningstar Small Cap Indexes declined 18.94% and 21.61%, respectively.  For the quarter ending June 30, 2022, the Palm Valley Capital Fund lost 0.74% compared to a 14.11% drop for the S&P SmallCap 600 Index and a 16.44% decline for the Morningstar Small Cap Index.  We attribute the Fund’s outperformance to our equity-only returns, which were +7.28% year-to-date and -3.22% for the second quarter, as well as our significant allocation to cash equivalents (equity-only figures exclude cash holdings and fund expenses).  The Fund began the year with 79% of the portfolio held in cash, and it ended June with 75.8%.  Our cash position is now predominantly short-term U.S. Treasuries, for which yields have meaningfully improved this year.

The Fund’s absolute return strategy has held up well so far in 2022 amidst difficult market conditions.  While we believe that our style of investing will achieve our objectives over a full market cycle, we expect routine bouts of relative underperformance, such as we experienced during 2021.  Nonetheless, we are pleased with the Fund’s risk-adjusted performance since inception.

The top three contributors to the Fund’s year-to-date return were Coterra Energy (ticker: CTRA), Amdocs (ticker: DOX), and WH Group (ticker: WHGLY).  Coterra advanced from rising oil and gas prices and favorable investor sentiment toward energy companies.  Amdocs is delivering its strongest revenue growth in years and solidifying its

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market leadership as a key partner to the world’s largest communication service providers.  WH Group’s recent operating performance has been solid, since the firm’s vertical integration and high exposure to packaged goods enables it to navigate volatile pork prices.

The Fund had two positions which negatively impacted performance by more than 10 basis points during the first six months of 2022: Sprott Physical Silver Trust (ticker: PSLV) and Miller Industries (ticker: MLR).  The combination of initial Fed rate increases and a risk-off mood has pressured the poor man’s gold, making the Fund’s investment in silver our most impactful loser for the period.  No matter how far the Fed takes its rate increases and QT, we expect they’ll ultimately revert to the same easy monetary policies that were significant contributors to the current outbreak in inflation.  Once this unambiguous capitulation by the Fed on its faux hawkishness is exposed, we believe precious metals will respond favorably.  Even so, in the interim, we are prepared for volatility in our silver position as speculators adopt various inflation narratives or try to steer prices through the dominant paper market for precious metals.  We increased the Fund’s metals exposure toward the end of the second quarter.

We started buying Miller Industries during the first quarter.  Its stock has slid consistently for more than a year and now sits beneath its pandemic lows.  The tow truck manufacturer’s sales and backlog are strong, but inflation has crimped earnings.  Management said supply chain challenges are decreasing in 2022, and they believe it is possible for margins to approach normalized levels by the end of the year.  The stock is trading for around 6x our estimate of normalized operating profit and below Miller’s tangible book value.

We anticipate questions from investors as to why we didn’t invest more during the second quarter, when small caps (Russell 2000), at one point, were down 32% from their 2021 highs.  Internally, our level of portfolio activity picked up significantly.  We started five new positions and increased our weightings in several existing holdings.  We can see a clear path to further investments if market declines continue.  Nevertheless, small caps didn’t sell off enough to create compelling opportunities across the board, in our opinion.  The market simply unwound its undeserved gains from 2021, sending it back to levels that were previously all-time highs.  Certain sectors were disproportionately impacted by the Q2 selloff, such as consumer discretionary, and that’s where we focused much of our attention.  Yet, we were hoping for more.  We intend to remain patient, since we believe that market turbulence will eventually produce enough high-quality bargains to fill the Fund.  For now, the majority of our positions have below average weightings, reflecting our view of the size of the discount, risk of each investment, and its role in the portfolio.

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The five new positions bought in the second quarter were Carter’s (ticker: CRI), Oil Dri (ticker: ODC), Hooker Furnishings (ticker: HOFT), Lassonde Industries (ticker: LAS/A CN), and Nathan’s Famous (ticker: NATH).  Carter’s is a former Fund holding that is the leading marketer of infant and children’s apparel in the United States.  Like other consumer discretionary companies, Carter’s is not immune to declines in consumer spending.  However, we believe its business is less volatile than most since its products are priced moderately (below $11 per unit) and need to be replaced frequently as children grow out of their clothes.

Although Carter’s reported better than expected results during the quarter, its shares fell sharply along with most consumer discretionary stocks.  While Carter’s 2022 earnings expectations may eventually be reduced due to a slowdown in consumer spending, we believe its share price is attractive relative to our normalized free cash flow estimate.  Given the company’s strong balance sheet and history of generating free cash flow in a variety of environments, we are comfortable owning Carter’s throughout the economic cycle.  We are also fond of its strategy of returning free cash flow to shareholders through its dividend (4.4% yield) and aggressive buyback program.

We have followed Oil-Dri Corporation for over twenty-five years.  Founded in 1969, the firm is a manufacturer of sorbent products sourced from its clay reserves.  Oil-Dri has mining and manufacturing facilities in Mississippi, Georgia, Illinois, and California.  The company’s assets are difficult to replicate and have long lives, with a 40-year supply of proven and probable clay reserves.  Examples of its products include cat litter, animal health solutions, agricultural chemical carriers, absorbents for sports fields and industrial cleanup, and filtration absorbents for edible oils.

Although Oil-Dri’s revenue growth has been impressive over the past year, its profit margins have declined due to higher energy, packaging, labor, and transportation costs.  As a result, Oil-Dri’s stock fell below our calculated valuation.  As price increases are implemented, we expect sales and profit margins to increase in upcoming quarters.  In the meantime, Oil-Dri should continue to pay an attractive dividend (4.5% yield), buy back stock, and reinvest its cash flow into higher growth categories, such as animal health.

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Hooker Furnishings is a top five player in the U.S. furniture market and sells to a variety of retailers ranging from Macy’s to Wayfair to independents.  The company designs, markets, and imports wooden, metal, leather, fabric-upholstered, and outdoor furniture, and it also domestically manufactures custom leather and fabric-upholstered residential furniture.  Hooker was founded in 1924 in Martinsville, Virginia, and has adapted to changing conditions in the U.S. furniture industry by shifting most production overseas.  As a result, Hooker is now a relatively asset light company and does not have the operating risk associated with retail stores.

Since 2019, the business has been negatively impacted by tariffs, supply chain issues, and excessive returns in one distribution channel, which have offset tailwinds from a strong housing market.  Trailing margins are below normalized, in our view.  Management believes they have addressed problems confined to one underperforming segment, which will lead to improved results going forward.  Of course, Hooker will now potentially have to deal with softer demand as the housing market and economy begin to cool.  Operating income remained positive throughout the last recession and bursting of the housing bubble, which is a testament to the variable cost nature of Hooker’s business model.  Average five-year free cash flow is $29 million against a market cap of less than $200 million.  Hooker has no debt and is selling for less than its net tangible assets.  The firm pays a dividend yield of around 5%.

Lassonde Industries is the Fund’s most recent purchase.  Lassonde is the largest producer of fruit juices and drinks in Canada and one of the top two producers of private label shelf-stable fruit juices and drinks in the U.S.  The firm also makes fruit-based snacks, cranberry sauce, and cider-based beverages.  Their SunRype “fruit to go” vegan, gluten free snack is like a Fruit Roll-up for grownups.  Financial results are generally steady, with high single digit operating margins and consistent cash generation.  Recent performance has been negatively affected by inflation, causing margins to compress.  Management has pledged to increase investments in the upcoming year, which will have an adverse impact on 2022 results but will reduce future expenses.  That’s our kind of setup.  The shares have sold off 56% from their 2018 all-time high and are down 39% from the 2021 peak.  The stock is trading for 8x Lassonde’s five-year average free cash flow.

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Nathan’s Famous needs no introduction to most readers.  The brand sponsors the Coney Island Fourth of July Hot Dog Eating Contest airing on ESPN that made Joey Chestnut a household name.  The vast majority of the company’s income is derived from a long-term royalty agreement with John Morrell, a division of Smithfield Foods.  Smithfield pays Nathan’s 10.8% of its Nathan’s branded hot dog sales to retailers.  This income stream has been growing, while the other parts of the company’s business, including sales to restaurants and Nathan’s own franchise operations, have experienced challenges.  The John Morrell royalty deal extends through 2032, which we believe provides enormous stability to Nathan’s earnings.  We began acquiring shares in late June, but the stock ran up, possibly over positive associations with the upcoming July 4th holiday.  We currently have only a small position.

We sold two Fund positions during the second quarter: Coterra Energy (ticker: CTRA) and Vidler Water (ticker: VWTR).  As a result of surging oil and natural gas prices, Coterra reached our valuation, and we exited the position in April.  Vidler Water was acquired by homebuilder D.R. Horton during the second quarter for $15.75 per share, a modest 19% premium to the 90-day volume weighted average price.  D.R. Horton can use Vidler’s water rights to satisfy government requirements to have water resources available before it breaks ground on new housing developments in Nevada.  The takeover price was below our valuation, but D.R. Horton was the only real buyer who stepped up to the plate for Vidler’s assets.  The deal appears to have leaked early, since the stock surged in the weeks before the announcement.  We sold half the position immediately after the deal news when the stock traded at a premium to the takeover price and waited for the acquisition to close to exit the remainder.  We initially purchased Vidler in May 2021.

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Hollywood kicked off the summer with two highly anticipated blockbusters in Top Gun: Maverick and Jurassic World Dominion.  Steven Spielberg’s original Jurassic Park from 1993 was heralded for its visual effects, which still look convincing by today’s standards.  According to the effects supervisor, the most difficult scene to film was not of a massive animatronic dinosaur, but the vibrating water glass when T-Rex was stomping on the loose nearby.  You know the one.  A sign of impending doom.  Like sitting ducks in a stopped car, Dr. Alan Grant (Sam Neill) warned Ian Malcolm (Jeff Goldblum), “Keep absolutely still.”

There’s a lot in common between central banks believing they can permanently control an economy and scientists believing they can resurrect and contain dinosaurs.  It never turns out well.  Yet, the lessons are short-lived.  There’s always a new Jurassic Park featuring upgraded facilities sure to never be overrun by the gargantuan reptiles.  Similarly, despite its signature role in fomenting the major asset bubbles this century, the Fed’s toolkit and authority continue to expand.

Like the rippling water glass and distant thud of colossal footsteps, there were ominous signs that something destructive was approaching last year.  The Fed said everything was under control and inflation would quickly dissipate.  Keep absolutely still.  Their gambit failed.  Now, like a hungry T-Rex, inflation is gobbling up chunks of the U.S. economy indiscriminately.  The bond market’s corrective feedback mechanism may work to help curb inflation, but not without significantly impacting large sectors like housing.  If inflation has peaked, it’s not because of the Fed’s shrewdness.  The Fed and politicians’ attempted management of the economy has been extremely sloppy.  The central planning chickens have come home to roost.

While there is widespread concern among many investors, there is not outright panic.  Not yet at least.  Now is the time for absolute return investors to remain calm and choose our spots carefully.  Although certain highly speculative parts of the Fed’s Jurassic playground have been ripped to pieces, widespread capitulation hasn’t occurred.  Equity valuations remain above average, while corporate profits seem unlikely to remain on their soaring trajectory.  As you’re hunting for treasures in the market jungle, please remember one more thing a Fed-triggered stock market has in common with dinosaur territory: Damage from fat tails happens a lot more than expected.

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Thank you for your investment.

Sincerely,

Jayme Wiggins	Eric Cinnamond

Mutual fund investing involves risk.  Principal loss is possible. The Palm Valley Capital Fund invests in smaller sized companies, which involve additional risks such as limited liquidity and greater volatility than large capitalization companies.  The ability of the Fund to meet its investment objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.  Exposure to the commodities markets may subject the investment to greater volatility.

Before investing in the Palm Valley Capital Fund, you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. The Prospectus contains this and other important information and it may be obtained by calling 904-747-2345. Please read the Prospectus carefully before investing.

Past performance is no guarantee of future results.  Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.  Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.  Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

The S&P SmallCap 600 Index measures the small cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Morningstar Small Cap Total Return Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  It is not possible to invest directly in an index.

The Palm Valley Capital Fund is distributed by Quasar Distributors, LLC.  Opinions expressed are those of the author, are subject to change at any time, are not guaranteed and should not be considered investment advice.

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Definitions:
Basis point: One hundredth of a percentage point (0.01%).
Book Value: Shareholders’ equity, total assets minus total liabilities.
CPI (Consumer Price Index): A measure that examines the weighted average of prices of a basket of consumer goods and services.
EBIT: Earnings Before Interest and Taxes (i.e., operating income).
EBITA: Earnings Before Interest, Taxes, and Amortization of Acquired Intangible Assets.
Enterprise Value: Market Cap plus total debt minus cash and equivalents, adjusting for noncontrolling interests.
EPS (Earnings per share): Net income divided by shares outstanding.
Forward P/E: Market capitalization divided by earnings per share estimates for one year ahead.
Free Cash Flow: Cash from Operating Activities minus Capital Expenditures.
P/E Ratio: A stock’s price divided by its earnings per share.
Price-to-Book Ratio: A stock’s price divided by its book value, or shareholders’ equity, per share.
Quantitative Easing (QE): Monetary policy where a central bank purchases government bonds or other financial assets to create liquidity in an economy.
Quantitative Tightening (QT): Monetary policy where a central bank sells government bonds or other financial assets to reduce liquidity in an economy.
Russell 2000: The Russell 2000 Index is an American small-cap stock market index based on the market capitalizations of the bottom 2,000 companies in the Russell 3000 Index.
Shiller P/E (CAPE): The cyclically adjusted price-to-earnings ratio is a valuation measure usually applied to the US S&P 500. It is defined as price divided by the average of ten years of earnings, adjusted for inflation.
SPAC (Special Purpose Acquisition Company): A publicly traded company created to acquire an existing publicly traded company.
Tangible book value: Shareholders’ equity, or total assets excluding goodwill and other intangibles minus total liabilities.
Trailing twelve months (TTM): Typically used in relation to the last year’s financial performance.
Unlevered free cash flow: Free cash flow available to a business before paying its financial obligations such as interest on borrowings.
Volume weighted average price (VWAP): Calculated by adding the total dollars traded for every transaction and dividing by the total shares traded.

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Expense Example (Unaudited)
June 30, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(6/30/2022)	(1/1/2022)	(6/30/2022)	(1/1/2022 to 6/30/2022)
Investor Class
Actual(2)	1.25%	$1,000.00	$1,011.80	$6.24
Hypothetical
(5% annual return before expenses)	1.25%	$1,000.00	$1,018.60	$6.26

(1)	Expense are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 181/365 to reflect its six-month period.
(2)	Based on the actual returns for the period from January 1, 2022 through June 30, 2022, of 1.18% for Investor Class.

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Allocation of Portfolio (Unaudited)
As of June 30, 2022
(% of Net Assets)

Top 10 Equity Holdings(1) (Unaudited)
As of June 30, 2022
(% of Net Assets)

Crawford & Company, Class A & B	3.40%
Sprott Physical Silver Trust	3.40%
Amdocs Ltd.	2.23%
WH Group Ltd.	2.08%
Sprott Physical Gold Trust	1.82%
Carters, Inc.	1.41%
Miller Industries, Inc.	1.24%
Osisko Gold Royalties Ltd.	1.24%
Natural Gas Services Group, Inc.	1.21%
Heartland Express, Inc.	1.04%

(1)	Fund Holdings and Sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

PALM VALLEY CAPITAL FUND

Schedule of Investments (Unaudited)
June 30, 2022

	Shares	Value
COMMON STOCKS – 24.16%

Agencies, Brokerages, and Other
Insurance Related Activities – 3.40%
Crawford & Company, Class A	716,915	$5,591,937
Crawford & Company, Class B	52,723	371,697
		5,963,634
Agriculture, Construction, and
Mining Machinery Manufacturing – 0.60%
Gencor Industries, Inc. (a)	102,928	1,045,749

Clothing Stores – 1.41%
Carter’s, Inc.	35,092	2,473,284

Computer Systems Design Services
and Related Services – 2.23%
Amdocs Ltd. (b)	46,868	3,904,573

General Freight Trucking – 1.04%
Heartland Express, Inc.	131,155	1,824,366

Household Furniture (except Wood
and Metal) Manufacturing – 0.80%
Hooker Furnishings Corporation	90,420	1,406,031

Motor Vehicle Body and Trailer Manufacturing – 1.24%
Miller Industries, Inc.	95,917	2,174,438

Packaged Foods & Meats – 3.23%
Lassonde Industries, Inc. Class A (b)	18,173	1,680,918
Nathan’s Famous, Inc.	5,802	339,823
WH Group Ltd. – ADR	233,839	3,638,535
		5,659,276
Polish and Other Sanitation Good Manufacturing – 1.01%
Oil-Dri Corporation of America	57,487	1,761,977

Precious Metals – 7.43%
Alamos Gold, Inc. (b)	243,228	1,707,461
Osisko Gold Royalties Ltd. (b)	214,705	2,168,520
Sprott Physical Gold Trust (a)(b)	224,671	3,185,835
Sprott Physical Silver Trust (a)(b)	863,120	5,955,528
		13,017,344

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2022

	Shares	Value
COMMON STOCKS – 24.16% (Continued)

Support Activities for Oil & Gas – 1.21%
Natural Gas Services Group, Inc. (a)	192,923	$2,122,153

Used Merchandise Stores – 0.02%
EZCORP, Inc., Class A (a)	3,871	29,071

Utility System Construction – 0.54%
Preformed Line Products Company	15,514	954,111
Total Common Stocks
(Cost $43,300,674)		42,336,007

SHORT-TERM INVESTMENTS – 75.94%

Money Market Fund – 21.25%
First American Treasury Obligations Fund, Class X, 1.31%(c)(d)	37,247,664	37,247,664

	Principal
	Amount
U.S. Treasury Bills – 54.69%
Maturity Date: 7/21/2022, Yield to Maturity: 0.46%	$30,292,000	30,275,003
Maturity Date: 9/15/2022, Yield to Maturity: 0.93%	17,979,000	17,919,220
Maturity Date: 10/20/2022, Yield to Maturity: 1.27%	13,720,000	13,637,455
Maturity Date: 11/3/2022, Yield to Maturity: 1.43%	20,494,000	20,353,353
Maturity Date: 12/1/2022, Yield to Maturity: 1.65%	13,775,000	13,646,277
		95,831,308
Total Short-Term Investments
(Cost $133,215,183)		133,078,972
Total Investments
(Cost $176,515,857) – 100.10%		175,414,979
Liabilities in Excess of Other Assets – (0.10)%		(180,529)
Total Net Assets – 100.00%		$175,234,450

ADR – American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2022.
(d)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Assets and Liabilities (Unaudited)
June 30, 2022

ASSETS:
Investments, at value (Cost $176,515,857)	$175,414,979
Receivable for Fund shares sold	386,035
Dividends and interest receivable	131,992
Prepaid expenses and other receivables	62,610
Total assets	175,995,616

LIABILITIES:
Payable for investments purchased	525,891
Payable to Adviser	100,222
Distribution fees payable	64,591
Payable for Fund shares redeemed	31,726
Payable for administration and fund accounting fees	14,941
Payable for audit fees	8,921
Payable for transfer agent fees and expenses	4,715
Payable for compliance fees	2,001
Payable for custodian fees	926
Payable for directors fees	684
Accrued expenses and other liabilities	6,548
Total liabilities	761,166

NET ASSETS	$175,234,450

NET ASSETS CONSIST OF:
Paid-in capital	$173,869,812
Total distributable earnings	1,364,638
Total net assets	$175,234,450

Investor Class
Shares
Net assets	$175,234,450
Shares issued and outstanding(1)	14,581,975
Net asset value, offering, and redemption price per share	$12.02

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2022

INVESTMENT INCOME:
Dividend income (net of foreign taxes of $2,724)	$277,295
Interest income	242,001
Total investment income	519,296

EXPENSES:
Investment advisory fees (See Note 3)	541,087
Distribution fees (See Note 5)	150,302
Fund administration and accounting fees (See Note 3)	51,056
Transfer agent fees (See Note 3)	42,253
Federal and state registration fees	16,089
Legal fees	15,787
Sub-transfer agent fees	9,531
Audit fees	8,921
Trustees’ fees (See Note 3)	7,434
Custodian fees (See Note 3)	6,750
Compliance fees (See Note 3)	6,126
Reports to shareholders	5,341
Other	5,047
Total expenses before waiver/reimbursement	865,724
Less: Expense waiver/reimbursement by Adviser (See Note 3)	(114,214)
Net expenses	751,510
NET INVESTMENT LOSS	(232,214)

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	2,418,042
Foreign currency transactions	(3,865)
Net realized gain	2,414,177
Net change in unrealized depreciation on:
Investments	(1,409,184)
Foreign currency translation	(39)
Net change in unrealized depreciation	(1,409,223)
Net realized and change in unrealized gain on investments	1,004,954
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$772,740

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2022	Year Ended
	(Unaudited)	December 31, 2021
OPERATIONS:
Net investment loss	$(232,214)	$(443,269)
Net realized gain on investments and foreign currency transactions	2,414,177	1,831,627
Change in unrealized depreciation on investments
and foreign currency translation	(1,409,223)	(562,225)
Net increase in net assets resulting from operations	772,740	826,133

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings (See Note 4)	—	(1,535,165)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(1)	94,941,365	55,626,816

NET INCREASE IN NET ASSETS	95,714,105	54,917,784

NET ASSETS:
Beginning of period	79,520,345	24,602,561
End of period	$175,234,450	$79,520,345

(1)	A summary of capital shares is as follows:

	For the Six Months Ended
	June 30, 2022		For the Year Ended
	(Unaudited)		December 31, 2021
SHARE TRANSACTIONS:
	Shares	Amount	Shares	Amount
Issued	8,684,983	$104,534,405	5,333,242	$64,697,067
Issued to holders in
reinvestment of dividends	—	—	109,635	1,302,461
Redeemed	(795,889)	(9,595,007)	(855,621)	(10,377,709)
Redemption fees(2)	—	1,967	—	4,997
Net increase in shares outstanding	7,889,094	$94,941,365	4,587,256	$55,626,816

(2)	Redemption fee was removed as of the effective data of the new prospectus on April 30, 2022.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Financial Highlights

	For the
	Six Months Ended	For the	For the	For the
	June 30, 2022	Year Ended	Year Ended	Year Ended
	(Unaudited)	December 31, 2021	December 31, 2020	December 31, 2019(1)
Investor Class

PER SHARE DATA:
Net asset value, beginning of period	$11.88	$11.68	$10.07	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)(2)	(0.02)	(0.11)	(0.06)	0.05
Net realized and unrealized
gain on investments	0.16	0.54	1.99	0.09
Total from investment operations	0.14	0.43	1.93	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	(0.04)
Net realized gains	—	(0.23)	(0.32)	(0.03)
Total distributions	—	(0.23)	(0.32)	(0.07)
Redemption fees	0.00 (3)	0.00 (3)	0.00 (3)	—
Net asset value, end of period	$12.02	$11.88	$11.68	$10.07

TOTAL RETURN(4)	1.18%	3.72%	19.12%	1.42%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (in thousands)	$175,234	$79,520	$24,603	$4,652
Ratio of gross expenses
to average net assets:
Before expense
waiver/reimbursement(5)	1.44%	1.78%	3.38%	7.25%
After expense
waiver/reimbursement(5)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss)
to average net assets	(0.39)%	(0.89)%	(0.51)%	0.79%
Portfolio turnover rate(4)(6)	32%	82%	196%	128%

(1)	Inception date of the Fund was May 1, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)	Amount per share is less than $0.005.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited)
June 30, 2022

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) is a Delaware statutory trust organized on July 27, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Palm Valley Capital Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund’s investment adviser, Palm Valley Capital Management LLC (the “Adviser”), is responsible for investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing and operation services to the Fund. The Fund invests primarily in a portfolio of U.S. common stocks of small-cap companies that offer attractive risk-adjusted returns. The Fund considers small-cap companies to be those that, at the time of investment, have a market capitalization of less than $10 billion. Under normal circumstances, the Fund will hold common stocks of fewer than 40 different companies.

The Fund commenced operations on May 1, 2019. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers a single share class, an Investor Class. The Investor Class does not have front end sales loads or deferred sales charges. The Fund is subject to a distribution fee of up to 0.25% of average daily net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of June 30, 2022:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$42,336,007	$—	$—	$42,336,007
Short-Term Investments
Money Market Funds	37,247,664	—	—	37,247,664
US Treasury Bills	—	95,831,308	—	95,831,308
Total Short-Term Investments	37,247,664	95,831,308	—	133,078,972
	$79,583,671	$95,831,308	$—	$175,414,979

(1)	Please refer to the Schedules of Investment to view Common Stocks segregated by industry type.

During the six months ended June 30, 2022, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

C.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

D.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

E.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts using the effective interest method.

F.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed up to 0.25% of average daily net assets of Investor Class shares (See Note 5).

G.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

H.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.90% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding Rule 12b-1 fees – Investor Class (see Note 5), shareholder servicing fees, acquired fund fees and expenses, redemption fees, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark- downs), other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund’s average daily net asset value. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

the Board or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
January 2024 – June 2025	$114,214
January 2023 – December 2024	$264,206
January 2022 – December 2023	$241,983
July 2021 – December 2022	$ 93,868

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended June 30, 2022, are disclosed in the Statement of Operations.

Quasar Distributors, LLC, is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax years since the commencement of operations.

As of December 31, 2021, the Fund’s most recently completed fiscal year end, the components of distributable earnings on a tax basis were:

Tax cost of Investments*	$78,689,990
Gross unrealized appreciation	$1,135,358
Gross unrealized depreciation	(897,525)
Net unrealized appreciation	237,833
Undistributed ordinary income	354,017
Undistributed long-term capital gains	—
Other accumulated gains/(losses)	48
Total distributable earnings	$591,898

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

As of December 31, 2021, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31. For the taxable period ended December 31, 2021, the Fund does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

There were no distributions made by the Fund for the period ended June 30, 2022.

The tax character of distributions paid for the year ended December 31, 2021 was as follows:

	Ordinary	Long-Term
	Income*	Capital Gain	Total
2021	$1,317,449	$217,716	$1,535,165

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate up to 0.25% average daily net assets of the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by the Board no less frequently than annually. For the period ended June 30, 2022, the Investor Class incurred expenses of $150,302 pursuant to the Plan.

Distribution fees are not subject to the Operating Expense Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 1.00% for the Investor Class shares.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2022

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2022, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	32,845,544	8,230,542

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2022, Charles Schwab, for the benefit of its customers, owned more than 25% of the outstanding shares of the Fund. As of June 30, 2022, affiliates of the Advisor held 4.09% of the outstanding shares of the Fund.

8.  RECENT MARKET EVENTS RISK

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

9.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that no items require recognition or disclosure.

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited)
June 30, 2022

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-888-224-7256 (PALM).

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-224-7256 (PALM). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-224-7256 (PALM), or (2) on the SEC’s website at www.sec.gov.

PALM VALLEY CAPITAL FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and/or
• Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Palm Valley Capital Management LLC
422 Jacksonville Drive
Jacksonville Beach, FL 32250

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20036

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-224-7256 (PALM).

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date     9/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date     9/2/2022

By (Signature and Title)      /s/Cullen Small
Cullen Small, Treasurer

Date     9/2/2022